EXHIBIT 10.1
EXCHANGE AGREEMENT
     This EXCHANGE AGREEMENT (this “Agreement”) is made as of September 30, 2008 (the “Execution Date”) by and among Echo Therapeutics, Inc., a Delaware corporation (the “Company”), Platinum Long Term Growth VII, LLC (“Platinum”) and the other investors listed on the signature page attached hereto (together with Platinum, the “Investors”).
RECITALS
          A. Pursuant to a Note and Warrant Purchase Agreement dated as of February 11, 2008 (the “Original Purchase Agreement”), the Company issued and sold to the Investors an aggregate $1,980,212 in principal amount of 8% unsecured senior convertible promissory notes due February 12, 2011 (the “Original Notes”). Pursuant to the terms of the Original Purchase Agreement and the Original Notes, the Company issued, and will issue for the period July 1, 2008 through September 30, 2008, an additional aggregate $97,674.01 in principal amount of Original Notes as interest on the Original Notes (the “PIK Notes,” and together with the Original Notes, the “Notes”).
          B. The Notes are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and otherwise have the rights, preferences, privileges, powers and restrictions set forth in the Notes.
          C. The Investors currently hold an aggregate $2,355,289.72 in principal amount of Notes constituting all of the now issued and outstanding Notes except for the Notes held by Gemini Master Fund Ltd., who is not a party to this Agreement. For the period July 1, 2008 through September 30, 2008, the Company owes the Investors interest on the Original Notes in the amount of $47,492.98 and the Company intends to pay such interest with PIK Notes, which shall be included in the Notes exchanged in accordance with this Agreement.
          D. The Investors and the Company desire that the Investors exchange all of the Notes for shares of a newly designated series of the Company’s preferred stock (the “Exchange”), upon the terms and conditions set forth herein.
          E. The Series A Preferred Stock (as defined herein) is intended to qualify as an exempted security under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
ARTICLE I
THE EXCHANGE

          1.1 Closing. Subject to the terms and conditions set forth in this Agreement, the Company and the Investors shall exchange an aggregate $2,077,886.01 of Notes for 1,539,176 shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and the Company shall issue to the Investors five-year warrants (the “Warrants”), in substantially the form attached hereto as Exhibit A, to purchase a number of shares of Common Stock equal to 10% of the number of shares of Series A Preferred Stock issuable to such Investor hereunder at an exercise price per share equal to the Warrant Price (as defined in the Warrants). The closing of the Exchange and issuance of the Warrants (the “Closing”) shall take place at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Sts., Philadelphia, PA 19103, on the date hereof or such other date as the parties shall agree (the “Closing Date”).
          1.2 Exchange. At the Closing, (i) the Investors shall deliver to the Company the Notes, (ii) the Company shall deliver to the Investors stock certificates, registered in the names of the Investors, representing the Series A Preferred Stock allocated among the Investors as specified in Schedule 2.1 hereto, and (iii) the Company shall deliver to the Investors Warrants to purchase the number of shares of Common Stock as is set forth opposite the name of such Investor on Schedule 2.1.
          1.3 Terms of Series A Preferred Stock. The Series A Preferred Stock shall have the rights, preferences and privileges as set forth in the Certificate of Designation, Preferences and Rights attached hereto as Exhibit B (the “Certificate of Designation”) to be filed prior to the Closing by the Company with the Secretary of State of Delaware.
          1.4 Original Notes. Effective as of the Closing Date, the Notes shall be canceled and shall thereafter represent only the right to receive certificates representing shares of the Series A Preferred Stock.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
          2.1 Investor Representations and Warranties. Such Investor hereby represents and warrants to the Company as follows on the Execution Date and the Closing Date:
               (a) Organization; Authority. Such Investor, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms.
               (b) Ownership of the Notes. Such Investor is the sole owner of all of the Notes set forth opposite its name on Schedule 2.1 hereof, free and clear of any and all liens, claims and encumbrances of any kind.

               (c) Investment Intent. Such Investor is acquiring the Series A Preferred Stock and Warrants as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Series A Preferred Stock or Warrants or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Investor does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute the Series A Preferred Stock or Warrants. Notwithstanding anything in this Section 2.1(c) to the contrary, by making the representations herein, such Investor does not agree to hold the Series A Preferred Stock or Warrants for any minimum or other specific term and reserves the right to dispose of the Series A Preferred Stock or Warrants at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.
               (d) Investor Status. At the time such Investor was offered the Series A Preferred Stock, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. Such Investor is not a broker-dealer. Each Investor has completed an accredited investor certification in the form attached hereto as Exhibit C.
               (e) General Solicitation. Such Investor is not acquiring the Series A Preferred Stock or Warrants as a result of or subsequent to any advertisement, article, notice or other communication regarding the Series A Preferred Stock or Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
               (f) Reliance. Such Investor understands and acknowledges that (i) the Series A Preferred Stock and Warrants are being offered and sold to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Investor hereby consents to such reliance.
               (g) Brokers and Finders. Such Investor has no knowledge of any person who will be entitled to or make a claim for payment of any finder fee or other compensation as a result of the consummation of the transactions contemplated by this Agreement.
          2.2 Company Representations and Warranties. The Company hereby makes the following representations and warranties to each Investor on the Execution Date and on the Closing Date:
               (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the nature of the business it conducts makes such qualification necessary, except where the failure to do so would not have a material adverse effect on the Company.
               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and to issue the Series A Preferred Stock and the Conversion Shares, as such term is defined in the Certificate of Designation, upon conversion of the Series A Preferred Stock in accordance with the terms of the Certificate of Designation, to issue the Warrants and Warrant Shares, as such term is defined in the Warrants, upon exercise of the Warrants in accordance with the terms of the Warrants and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Certificate of Designation and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors, and no further consent or authorization of the Company, its Board of Directors (including any committee thereof) or any class of the Company’s stockholders is required. This Agreement, the Warrants and the Certificate of Designation have been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligations of the Company enforceable against the Company, in accordance with their terms.
               (c) Issuance of the Series A Preferred Stock. The Series A Preferred Stock, when issued at the Closing, will be duly authorized, validly issued, fully paid and non-assessable and will be free and clear of all taxes, liens, options or other encumbrances of any nature.
               (d) No Conflicts. The execution, delivery and performance of this Agreement, the performance by the Company of its obligations under the Certificate of Designation and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Series A Preferred Stock, Conversion Shares and Warrant Shares will not, (i) result in a violation of the certificate of incorporation of the Company (the “Certificate of Incorporation”) or the bylaws of the Company (the “Bylaws”) or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents. The Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party except for such violations, defaults or events that have had a material adverse effect.
               (e) Absence of Certain Changes. Since June 30, 2008, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company, except as disclosed in the reports, schedules, forms, statements and other documents (including all financial statements and schedules thereto and all exhibits included therein and documents incorporated by reference therein) required to be filed by the Company with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, filed before the date hereof. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company.
               (f) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.
ARTICLE III
OTHER COVENANTS
          3.1 Securities Laws. Such Investor acknowledges that the Series A Preferred Stock and Warrants have not been registered under the Securities Act and may only be disposed of pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act.
          3.2 Restrictive Legend. Such Investor agrees to the imprinting of the following legend on the Series A Preferred Stock and the Warrants:
     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
          3.3 Listing/Quotation. The Company shall maintain, so long as any Investor (or any of their affiliates) owns any Series A Preferred Stock or Warrants, the listing or quotation of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Series A Preferred Stock on each national securities exchange or automated quotation system on which shares of Common Stock are listed or quoted from time to time.
          3.4 Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of Conversion Shares and Warrant Shares.

ARTICLE IV
MISCELLANEOUS
          4.1 Fees and Expenses. Except as set forth in this Section 4.1, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Series A Preferred Stock.
          4.2 Entire Agreement; Amendments. This Agreement, together with the exhibits and schedules hereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
          4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a business day, against electronic confirmation thereof, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York City time) on any date, against electronic confirmation thereof, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Echo Therapeutics, Inc.
10 Forge Parkway
Franklin, MA 02038
Facsimile No.: (508) 553-8760
Attn: Chief Executive Officer

With copies to (which shall	Drinker Biddle & Reath LLP
not constitute notice):	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Facsimile No.: (215) 988-2757
Attn: Stephen T. Burdumy, Esq.

If to the Investors:	At the address of such Investor set forth on Schedule 2.1 to this Agreement.
or such other address as may be designated in writing hereafter, in the same manner, by such person or entity.

          4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and by Investors holding a majority of the outstanding principal amount of the Notes as of the date hereof or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.
          4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
          4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.
          4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.
          4.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and each Investor irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts.
          4.9 Survival. The representations and warranties contained herein shall survive until the expiration of the first anniversary following the Closing. The agreements and covenants contained herein shall survive the Closing and the delivery of the Series A Preferred Stock until the expiration of the applicable statute of limitations (if any) therefor.
          4.10 Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a scanned copy via electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or scanned signature page were an original thereof.
          4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
          4.12 Further Assurances. The parties hereto agree that each shall execute and deliver any and all further agreements, instruments, certificates and other documents, and shall take any and all action, as any of the parties hereto may reasonably deem necessary or desirable in order to carry out the intent of the parties to this Agreement.
          4.13 Attorneys’ Fees. If either party shall commence an action or proceeding to enforce any provisions relating to the obligations to close the transactions contemplated by this Agreement prior to the Closing, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
[signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

ECHO THERAPEUTICS, INC.

By:	/s/ Patrick T. Mooney
Name:	Patrick T. Mooney
Title:	Chief Executive Officer
[Additional Signature Pages Follow]

INVESTOR:

Platinum Long Term Growth VII, LLC

By: Name:	/s/ Platinum Long Term Growth VII, LLC
Title:
[Signature Page to Exchange Agreement]

INVESTOR:

Richard K. Wagner Family Trust

By:	/s/ Richard K. Wagner
Name:	Richard K. Wagner
Title:	Trustee
[Signature Page to Exchange Agreement]

INVESTOR:

The Price Family Trust

By:	/s/ Tracy K. Price
Name:	Tracy K. Price
Title:	Trustee
[Signature Page to Exchange Agreement]

INVESTOR:

Michael R. Wigley

By: Name:	/s/ Michael R. Wigley Michael R. Wigley
Title:	Investor
[Signature Page to Exchange Agreement]

INVESTOR:

Edward J. Mooney

By:	/s/ Edward J. Mooney
Name:	Edward J. Mooney
Title:	Trustee
[Signature Page to Exchange Agreement]

INVESTOR:

David Wiener Revocable Trust

By:	/s/ David Wiener
Name:	David Wiener
Title:	Trustee
[Signature Page to Exchange Agreement]

INVESTOR:

Kate Wiener Revocable Trust

By:	/s/ Kate Wiener
Name:	Kate Wiener
Title:	Trustee
[Signature Page to Exchange Agreement]

INVESTOR:

Rick van der Toorn

By:	/s/ Rick van der Toorn
Name:	Rick van der Toorn
Title:	Investor
[Signature Page to Exchange Agreement]

Schedule 2.1
Investors

	Original		Preferred
Investor	Notes	PIK Notes	Stock*	Warrants
Platinum Long Term Growth VII, LLC	1,561,740.00	80,721.02	1,216,636	121,663
Richard K. Wagner Family Trust	124,899.00	5,059.88	96,264	9,626
The Price Family Trust	124,899.00	5,059.88	96,264	9,626
Michael R. Wigley	62,449.00	2,529.89	48,131	4,813
Edward J. Mooney	31,225.00	1,265.00	24,065	2,406
David Wiener Revocable Trust	25,000.00	1,012.78	19,267	1,926
Kate Wiener Revocable Trust	25,000.00	1,012.78	19,267	1,926
Rick van der Toorn	25,000.00	1,012.78	19,267	1,926

*	Fractional shares issuable upon exchange shall be settled in cash at Closing.